SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 23, 2004
                                (JULY 23, 2004)

                         COMMISSION FILE NUMBER 0-25356

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                                   P-COM, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                                     77-0289371
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
 Incorporation or Organization)

                          3175 S. WINCHESTER BOULEVARD
                               CAMPBELL, CA 95008
                                 (408) 866-3666

       (Address, Including Zip Code, and Telephone Number, Including Area
               Code, of Registrant's Principal Executive Offices)

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Item 5. Other Events.

      On July 23, 2004, P-Com, Inc. (the "Company") issued a press release announcing that it has entered into two settlements with two separate European vendors that have cumulatively eliminated $8.34 million in liabilities from its balance sheet. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

      Exhibit 99.1 Press release of P-Com, Inc. dated July 23, 2004 announcing the reduction of outstanding liabilities by $8.3 million and the revision of the Company's second quarter revenue outlook.

Item 12. Disclosure of Results of Operations and Financial Results.

      On July 23, 2004, the Company publicly disseminated a press release announcing the revision of its second quarter revenue outlook by approximately $400,000, which amount will now be recognized in the third quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

      The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    P-COM, INC.

                                    By: /s/Sam Smookler
                                        --------------------------------------
                                        Sam Smookler
                                        President and Chief Executive Officer
Date: July 23, 2004


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                                  EXHIBIT INDEX

Exhibit              Description
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Exhibit 99.1         Press release of P-Com, Inc. dated July 23, 2004 announcing the reduction of outstanding liabilities by $8.3 million and the revision of the Company's second quarter revenue outlook.